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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):March 13, 2002
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                       NATIONWIDE HEALTH PROPERTIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

     Maryland                         1-9028                   95-3997619
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(State or Other                   (Commission File             (IRS Employer
Jurisdiction of                       Number)                  Identification
Incorporation)                                                 No.)


610 Newport Center Drive, Suite 1150, Newport Beach, California 92660-6429
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (949) 718-4400
                                                      -------------

                                 Not Applicable
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           (Form Name or Former Address, if Changed Since Last Report)

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Item 4.  Changes in Registrant's Certifying Accountant.
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On March 13, 2002, the Board of Directors of Nationwide Health Properties, Inc.
(the "Company") and its Audit Committee decided to no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged Ernst & Young LLP ("Ernst & Young") to serve as the Company's independent public accountants for the calendar year 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000, and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated March 14, 2002, stating its agreement with such statements.

During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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Item 7.  Financial Statements and Exhibits.
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  (c) Exhibits
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  Exhibit C   Letter from Arthur Andersen LLP to the Securities and Exchange
              Commission dated March 14, 2002 filed with this document.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NATIONWIDE HEALTH PROPERTIES, INC.


Date:  March 15, 2002                       By: /s/  Mark L. Desmond
                                                --------------------------------
                                                Name:  Mark L. Desmond
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit
Number                 Description
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16                     Letter from Arthur Andersen
                       LLP to the Securities and
                       Exchange Commission dated
                       March 14, 2002